Employee Benefit Plan	12 Months Ended
Dec. 31, 2013
Defined Benefit Pension Plans and Defined Benefit Postretirement Plans Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
EMPLOYEE BENEFIT PLAN

The Partnership offers a defined contribution benefit plan to its employees. For the three years ended December 31, 2012, the plan provided for a dollar for dollar matching contribution by the Partnership of up to 4% of an employee's contribution and 50% of additional contributions up to an additional 2%. Additionally, the Partnership may, at its sole discretion and election, contribute up to 6% of a participating employee's base salary annually, subject to vesting requirements. Expenses under the plan for the years ended December 31, 2013, 2012 and 2011 were approximately $1.2 million, $0.8 million and $0.3 million, respectively.